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           Workstream Inc. Announces Fiscal Third Quarter 2005 Results

                    65% Increase in Revenues over Prior Year

Ottawa, ON, April 14, 2005 - Workstream Inc. (NASDAQ - WSTM), a provider of On-Demand Enterprise Workforce Management software, today announced its fiscal third quarter financial results for the period ended February 28, 2005. All figures are in U.S. dollars.

Workstream reported third quarter 2005 revenues of $6,874,735 compared to $4,169,074 for the same period last year, an increase of $2,705,661 or 65%. Gross profit was $4,962,384, or 72% of revenues for the quarter compared to $3,812,584, or 91% of revenues for the third quarter of 2004. The increase in revenue and gross profit were primarily attributable to acquisitions made throughout the first three quarters of 2005 while the margin decrease reflects a changing sales mix and the expense of bringing new customers on to the system.

The net loss for third fiscal quarter 2005 was ($3,554,351) or $(0.08) per share compared to a net loss of ($1,796,317) or $(0.07) per share for the same period last year. The Company's EBITDA was ($1,403,575) or ($0.03) per share for its third quarter of 2005 compared to EBITDA of $359,239 or $0.01 per share for the third quarter of 2004. (GAAP Reconciliation shown below.)

"The third quarter was a very active and ambitious period for our Company", said Michael Mullarkey, Chairman and CEO of Workstream. "The acquisition of ProAct Technologies Corporation, a leading provider of benefits administration software, was completed to further broaden our product suite. We raised $15 million in a private equity placement to provide additional capital to fund our growth. Earlier in the year, the launch of TalentCenter, our full array of product offerings was announced and, in the third quarter, we introduced an innovative, bundled pricing model of $1 per employee, per month. This will provide customers, who are seeking economically efficient alternatives for management of their human resource needs, with full access to the entire TalentCenter suite of software products that address every aspect of the employee life cycle."

Mullarkey went on to add, "While the improving unemployment climate has unfortunately had an adverse impact on our outplacement services business, we are very encouraged by the market reaction to our Software as a Service (SaaS) vision. Both our current and prospective customers are realizing the significant positive impact our product set can have on operational efficiency as well as profitability."

Revenue for the nine months ending February 28, 2005 was $19,741,688 compared to $12,609,359 for the same period last year, an increase of $7,132,329 or 57%. Gross profit was $14,563,012, or 74% of revenues compared to $11,420,112, or 91% of revenues for the same period last year.

For the nine months ending February 28, 2005 the net loss was ($8,912,053) or $(0.21) per share compared to a net loss of ($4,628,753) or $(0.20) per share for the same period last year. For the nine months ending February 28, 2005 the Company's EBITDA was ($3,634,217) or ($0.09) per share compared to EBITDA of $807,229 or $0.03 per share for the same period last year. (GAAP Reconciliation shown below.)

Management will host a conference call today at 5:00 p.m. EST. The dial in number to participate in the call is 800-387-6216. The instant replay number for the call will be available until April 21, 2005 by calling 800-408-3053 access code 3149249.

EBITDA and EBITDA per share are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. EBITDA is commonly defined as earnings before interest, taxes, depreciation and amortization. We believe that EBITDA provides useful information to investors as it excludes transactions not related to the core cash operating business activities. We believe that excluding these transactions allows investors to meaningfully trend and analyze the performance of our core cash operations. All companies do not calculate EBITDA in the same manner, and EBITDA as presented by Workstream may not be comparable to EBITDA presented by other companies. Workstream defines EBITDA as earnings or loss before interest, taxes, depreciation amortization and non-recurring goodwill impairment. Included, following the financial statements, is a reconciliation of net loss to EBITDA loss and EBITDA per share that should be read in conjunction with the financial statements.


About Workstream Inc.


Workstream provides On-Demand Enterprise Workforce Management solutions and services that help companies manage the entire employee lifecycle - from recruitment to retirement. Workstream's TalentCenter provides a unified view of all Workstream products and services including Recruitment, Benefits, Performance, Compensation, Rewards and Transition. Access to TalentCenter is offered on a monthly subscription basis under an On-Demand software delivery model to help companies build high performing workforces, while controlling costs. With nine offices across North America, Workstream services over 400 customers including Chevron, Eli Lilly Canada, The Gap, Home Depot, Kaiser Permanente, Motorola, Nordstrom, Samsung, Sony Music Canada, VISA, and Wells Fargo. For more information visit www.workstreaminc.com or call toll free 1-866-470-WORK

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations or beliefs of Workstream's management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to grow our client base and revenue because of the number of competitors and the variety of sources of competition we face; client attrition; inability to offer services that are superior and cost effective when compared to the services being offered by our competitors; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; as well as the inability to enter into successful strategic relationships and other risks detailed from time to time in filings with the Securities and Exchange Commission.

For more information contact:


Investor Relations:
Tammie Brown
Workstream Inc.
Tel: 877-327-8483 ext. 263
Email: tammie.brown@workstreaminc.com

PART I - FINANCIAL INFORMATION
ITEM 1. UNAUDITED FINANCIAL STATEMENTS

WORKSTREAM INC.
CONSOLIDATED BALANCE SHEETS
(United States dollars)

                                                        FEBRUARY 28, 2005   MAY 31, 2004
                                                        ----------------    ------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                             $     14,579,048    $  4,338,466
  Restricted cash                                              3,104,174       2,760,259
  Short-term investments                                         323,832         301,194
  Accounts receivable, net of allowance for doubtful           3,256,852       1,379,610
    accounts of $82,395  (May 31, 2004 - $21,509)
  Prepaid expenses                                               741,979         606,370
  Other assets                                                   138,149         147,009
                                                        ----------------    ------------
                                                              22,144,034       9,532,908
CAPITAL ASSETS                                                 1,433,855       1,429,143
OTHER ASSETS                                                     169,909          79,073
ACQUIRED INTANGIBLE ASSETS                                    15,007,935       9,242,617
GOODWILL                                                      41,973,581      28,598,706
                                                        ----------------    ------------
                                                        $     80,729,314    $ 48,882,447
                                                        ================    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                     $      2,541,543    $  1,332,036
   Accrued liabilities                                         1,348,633       2,969,248
   Line of credit                                              2,304,693       1,972,218
   Accrued compensation                                        1,141,076       1,241,441
   Current portion of capital lease obligations                   35,107          54,003
   Current portion of leasehold inducements                       52,314          49,533
   Current portion of long-tem obligations                     1,664,425          29,335
   Current portion of related party obligations                   24,672         170,369
   Deferred revenue                                            3,453,749       2,065,604
                                                        ----------------    ------------
                                                              12,566,212       9,883,787
DEFERRED INCOME TAX LIABILITY                                         --         839,265
CAPITAL LEASE OBLIGATIONS                                             --          31,530
LEASEHOLD INDUCEMENTS                                            155,931         185,200
LONG-TERM OBLIGATIONS                                             93,329          56,226
RELATED PARTY OBLIGATIONS                                             --         147,257
                                                        ----------------    ------------
                                                              12,815,472      11,143,265
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
CAPITAL STOCK
   Issued and outstanding, no par value  - 48,201,106
       common shares (May 31, 2004 - 33,574,883)             106,774,314      72,705,603
  Additional paid-in capital                                   8,459,725       3,605,224
  Accumulated other comprehensive loss                          (908,801)     (1,072,302)
  Accumulated deficit                                        (46,411,396)    (37,499,343)
                                                        ----------------    ------------
                                                              67,913,842      37,739,182
                                                        ----------------    ------------
                                                        $     80,729,314    $ 48,882,447
                                                        ================    ============

WORKSTREAM INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(United States dollars)

                                         Three Months     Three Months       Nine Months      Nine Months
                                            Ended            Ended              Ended            Ended
                                         February 28,     February 29,      February 28,      February 29,
                                             2005             2004              2005              2004
                                        ------------      ------------      ------------      ------------
REVENUE                                 $  6,874,735      $  4,169,074      $ 19,741,688      $ 12,609,359
COST OF REVENUES (exclusive of
   depreciation, shown below)              1,912,351           356,490         5,178,676         1,189,247
                                        ------------      ------------      ------------      ------------
GROSS PROFIT                               4,962,384         3,812,584        14,563,012        11,420,112
                                        ------------      ------------      ------------      ------------

EXPENSES
Selling and marketing                      1,684,349           978,803         5,177,541         3,150,690
General and administrative                 4,193,310         2,357,744        11,851,544         7,074,416
Research and development                     488,300           116,798         1,168,144           387,777
Amortization and depreciation              2,292,066         1,366,337         6,056,961         4,174,633
                                        ------------      ------------      ------------      ------------
                                           8,658,025         4,819,682        24,254,190        14,787,516
                                        ------------      ------------      ------------      ------------
OPERATING LOSS                            (3,695,641)       (1,007,098)       (9,691,178)       (3,367,404)
                                        ------------      ------------      ------------      ------------

OTHER INCOME AND (EXPENSES)
Interest and other income                     97,094             4,797           126,171             6,793
Interest and other expense                   (48,534)       (1,248,366)         (176,572)       (2,600,355)
                                        ------------      ------------      ------------      ------------

                                              48,560        (1,243,569)          (50,401)       (2,593,562)
                                        ------------      ------------      ------------      ------------

LOSS BEFORE INCOME TAX                    (3,647,081)       (2,250,667)       (9,741,579)       (5,960,966)
Recovery of deferred income taxes             83,017           439,513           847,920         1,318,538
Other income tax (expense) recovery            9,713            14,837           (18,394)           13,675
                                        ------------      ------------      ------------      ------------
NET LOSS FOR THE PERIOD                 $ (3,554,351)     $ (1,796,317)     $ (8,912,053)     $ (4,628,753)
                                        ============      ============      ============      ============

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
   DURING THE PERIOD                      46,498,415        26,912,938        41,653,575        23,692,099
                                        ============      ============      ============      ============

BASIC AND DILUTED NET LOSS
   PER COMMON SHARE                     $      (0.08)     $      (0.07)     $      (0.21)     $      (0.20)
                                        ============      ============      ============      ============


WORKSTREAM, INC.
UNAUDITED RECONCILIATION OF EARNINGS OR LOSS BEFORE INTEREST, TAXES, DEPRECIATION, AMORTIZATION (EBITDA)
(United States dollars)

                                             Three Months      Three Months       Nine Months      Nine Months
                                                Ended            Ended              Ended            Ended
                                             February 28,      February 29,      February 28,      February 29,
                                                 2005             2004              2005              2004
                                             ------------      ------------      ------------      ------------
Net loss, per GAAP                           $ (3,554,351)     $ (1,796,317)     $ (8,912,053)     $ (4,628,753)
Recovery of deferred income taxes                 (83,017)         (439,513)         (847,920)       (1,318,538)
Other income tax (recovery)/expense                (9,713)          (14,837)           18,394           (13,675)
Interest and other expense                         48,534         1,248,366           176,572         2,600,355
Interest and other income                         (97,094)           (4,797)         (126,171)           (6,793)
Amortization and depreciation                   2,292,066         1,366,337         6,056,961         4,174,633
                                             ------------      ------------      ------------      ------------
EBITDA  (loss)                               $ (1,403,575)     $    359,239      $ (3,634,217)     $    807,229
                                             ============      ============      ============      ============

Weighted average number of common shares
   outstanding during the period               46,498,415        26,912,938        41,653,575        23,692,099
                                             ============      ============      ============      ============


Basic and diluted loss per share,
   per GAAP                                  $      (0.08)     $      (0.07)     $      (0.21)     $      (0.20)
                                             ============      ============      ============      ============

Basic and diluted EBITDA loss
   per share                                 $      (0.03)     $       0.01      $      (0.09)     $       0.03
                                             ============      ============      ============      ============
